A strategic and disciplined approach to delivering long-term value Stephens 2023 West Coast Bank Field Trip December 13, 2023

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as the war between Russia and Ukraine and more recently the war between Israel and Hamas, impacts from inflation, supply change disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2022 Form 10-K as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included on page 46 of our Form 10-Q under Statement Regarding use of Non-GAAP Financial Measures, filed with the SEC on November 16, 2023.

3 Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 334 Assets $4.0 billion Market Capitalization $310.7million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003 Data as of September 30, 2023. Market capitalization as of November 30, 2023 AAAAAAAAAA AAA 3 Nasdaq: BMRC

Tim Myers President & Chief Executive Officer • 27 years of finance and banking experience • Joined Bank of Marin in 2007 Sathis Arasadi EVP, Chief Information Officer • 30 years of engineering, technology, and fintech experience • Joined Bank of Marin in 2023 Tani Girton EVP, Chief Financial Officer • 38 years of financial services experience • Joined Bank of Marin in 2013 • 244 Years of Combined Management Experience Through Various Economic Cycles Misako Stewart EVP, Chief Credit Officer • 31 years of banking experience • Joined Bank of Marin in 2013 Bob Gotelli EVP, Human Resources Director • 28 years of human resources experience • Joined Bank of Marin in 2000 Nikki Sloan EVP, Head of Growth & Strategy • 29 years of banking experience • Joined Bank of Marin in 2021 Brandi Campbell EVP, Head of Retail Banking • 36 years of banking experience • Joined Bank of Marin in 2019 David Bloom EVP, Head of Commercial Banking • 25 years of commercial banking experience • Joined Bank of Marin in 2023 4 Nasdaq: BMRC

5 • 27 retail branches and 8 commercial banking offices located across 10 Northern California counties. • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings through cycles. • Strong deposit base with competitively priced funding source for lending activity. Delivering a Relationship and Community-focused Banking Model on a Regional Scale (loan production office) (loan production office) AAAAAAA5 Nasdaq: BMRC

Long-term Strategic Priorities A strategic and disciplined approach to delivering long-term value Drive high-quality LOAN GROWTH Grow NON-INTEREST INCOME Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY 6 Nasdaq: BMRC

Third Quarter 2023 Highlights 7 Nasdaq: BMRC Earnings and Profitability • Net Income of $5.3 million • Diluted EPS of $0.33 • Return on Average Assets of 0.52% • Return on Average Equity of 4.94% Key Operating Trends Loans and Credit Quality Deposits and Liquidity Capital • Tax-equivalent NIM of 2.48% • Tax-equivalent yield on interest-earning assets of 3.55%, up 4 bps from 2Q23 • Interest-bearing liabilities cost of 2.17%, up 8 bps from 2Q23 • Stable non-interest expense • Total loan portfolio balances decreased 0.8% from 2Q23 • Classified and non-accrual loans of 1.90% and 0.27% of total loans, respectively • NOO-CRE office portfolio average LTV and DCR were materially unchanged from 2Q23 • Total deposits increased 3.6% from 2Q23, due to proactive outreach to existing and prospective customers • Non-interest bearing deposits represent 48% of total deposits • Uninsured deposits estimated to represent 29% of total deposits • Strong liquidity provides 211% coverage of estimated uninsured deposits • Cash and unencumbered investment securities of $716.3 million • Other immediately available funding of $1.4 billion • Bancorp total risk-based capital of 16.6% • Bancorp TCE / TA of 8.6%, 6.1% when adjusted for HTM securities 1 1See Reconciliation of Non-GAAP Financial Measures in the Appendix

$2.33 $2.48 $2.22 $2.30 $2.92 $0.64 $0.80 $0.92 $0.94 $0.98 $32.6 $46.6 Earnings per Share Dividends per Share Net Income 2018 2019 2020 2021 2022 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Dependable Earnings and Dividend Growth 8 Nasdaq: BMRC D ol la rs p er s ha re $M M American River Acquisition

Tax Equivalent Net Interest Margin 9 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of September 30, 2023. 2 Includes one peer bank with a unique business model and a NIM of 7.1% in Q1, 7.6% in Q2 and in Q3. Excluding this bank, the median NIM would be 3.91% in Q1, 3.56% in Q2 and 3.57% in Q3. 1 3.90% 3.98% 3.55% 3.17% 3.11% 3.04% 2.45% 2.48% 4.19% 4.16% 3.58% 3.36% 3.66% 3.97% 3.66% 3.57% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2 2 2

Net Interest Margin Drivers 10 Nasdaq: BMRC • Linked-quarter NIM increased 3 bps, due primarily to security sales proceeds maintained in higher interest-bearing cash balances • The cost of deposits increased to 100 bps in the month of September compared to 82 bps in June 2023. • The current cycle beta of 31% on non-maturity, interest-bearing deposits compares to our interest rate risk modeling assumption of 36%, which is doubled for stress testing. 0.17% 0.16% 0.17% 0.20% 0.23% 0.83% 1.15% 1.36% 1.60% 1.71% 1.81% 1.91% 3.08% 3.78% 4.10% 4.33% 4.57% 4.65% 4.83% 5.05% 5.08% 5.12% 5.33% 5.33% IB Deposits Fed Funds 10-22 11-22 12-22 1-23 2-23 3-23 4-23 5-23 6-23 7-23 8-23 9-23 2.45% 0.01% (0.07)% 0.11% (0.25)% 0.23% 2.48% 2Q23 Loans Securities Cash Deposits Borrowings 3Q23 Net Interest Margin Linked-Quarter Change Average Monthly Cost of IB Deposits vs. Fed Funds

Loans & Securities — Repricing & Maturity

$ in millions, unless otherwise indicated

Total Loans[1]

** At September 30, 2023*

	Repricing Term							Rate Structure			
	3 mo or less	3-12 mos	1-3 years	3-5 years	5-15 years	Over 15 years	Total	Floating Rate	Variable Rate	Variable Rate at Floor or Ceiling	Fixed Rate
C&I	$ 76.3	$ 15.0	$ 23.2	$ 10.9	$ 45.6	$ 3.1	**$ 174.1**	$ 61.1	$ 12.5	$ 5.0	$ 95.5
Real estate:											
Owner-occupied CRE	4.5	8.3	36.2	65.7	224.5	7.1	**346.3**	0.6	24.2	117.4	204.1
Non-owner occupied CRE	25.5	50.4	176.1	225.0	699.2	14.6	**1,190.8**	0.7	89.5	340.7	759.9
Construction	53.2	26.3	0.7	—	29.1	—	**109.3**	3.5	—	9.8	96.0
Home equity	82.6	—	—	—	0.6	—	**83.2**	82.6	—	—	0.6
Other residential	2.2	3.2	0.8	0.1	1.7	108.7	**116.7**	—	4.9	109.2	2.6
Installment & other consumer	0.5	0.6	8.0	4.3	52.9	0.2	**66.5**	0.2	6.0	10.5	49.8
Total	**$ 244.8**	**$ 103.8**	**$ 245.0**	**$ 306.0**	**$1,053.6**	**$ 133.7**	**$2,086.9**	**$148.7**	**$137.1**	**$592.6**	**$1,208.5**
% of Total	***12 %***	***5 %***	***12 %***	***15 %***	***50 %***	***6 %***	***100 %***	***7 %***	***7 %***	***28 %***	***58 %***
Weighted Average Rate	***7.63 %***	***5.43 %***	***4.50 %***	***4.66 %***	***4.18 %***	***3.82 %***	***4.73 %***				

Investment Securities[2]

** At September 30, 2023*

	Maturity & Projected Cash Flow Distribution						
	3 mo or less	3-12 mos	1-3 years	3-5 years	5-10 years	Over 10 years	Total
Principal (par) & interest	$ 31.3	$ 128.8	$ 388.1	$ 418.5	$ 634.3	$ 352.2	**$ 1,953.2**
% of Total	2 %	7 %	20 %	21 %	32 %	18 %	100 %

(1) Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. (2) Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied.

Bank of Marin Bancorp

11

Nasdaq: BMRC

Low Efficiency Ratio Demonstrates Disciplined Expense Control 12 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Peer data as of September 30, 2023. 1 57.3% 55.2% 55.6% 63.1% 54.4% 60.2% 76.9% 73.0% 62.0% 62.5% 59.4% 61.7% 57.0% 58.2% 60.9% 61.4% Bank of Marin Bancorp Peer Group Median 2018 2019 2020 2021 2022 Q1'23 Q2'23 Q3'23 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% American River acq & early sub debt redemption Cost of deposit market catch up and borrowings increase

Strong Deposit Franchise 13 Nasdaq: BMRC • Total deposits increased $118.5 million, or 3.6%, compared to June 30, 2023 • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits of 0.94% (interest-bearing 1.81%) for the quarter and 1.00% (interest-bearing 1.91%) for the month of September • Time deposit balances grew $28.9 million in Q3 with the total time deposit portfolio average maturity of approximately nine months and an average rate of 2.84% NIB DDA 47.7% Money Markets 31.7% Savings 7.5% IB DDA 6.4% Time Deposits 6.7% Total Deposit Mix ($3.44B) at 3Q23 NIB DDA 47.8% Money Markets 30.9% Savings 8.3% IB DDA 6.9% Time Deposits 6.1% Total Deposit Mix ($3.33B) at 2Q23

14 • YTD new accounts total over 3,600. • Q3 new accounts 50% interest-bearing by count • Q3 new accounts 83% interest-bearing in dollars at a weighted rate of 3.42% • Reciprocal deposit network program (expanded FDIC insurance products) utilization grew by $62.3 million in Q3. Granular Deposit Account Composition New Relationships 38% Existing Relationships - New $ 26% Existing Relationships - Internal $ Movement 36% 1,267 New Accounts Mix (by count) 3Q23 XXXXX14 Nasdaq: BMRC (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Total Consumer $ 979,960 $ 362,389 $ 1,342,348 # of Accounts 15,387 17,596 32,983 Avg Balance Per Account $ 64 $ 21 $ 41 Total Business $ 822,766 $ 1,272,110 $ 2,094,876 # of Accounts 4,512 11,550 16,062 Avg Balance Per Account $ 182 $ 110 $ 130 *Excludes internal operating accounts totaling $6.5 million.

Strong Liquidity: $2.1 Billion in Net Availability 15 Nasdaq: BMRC At September 30, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash $ 102.6 N/A $ 102.6 Unencumbered Securities 613.7 N/A 613.7 External Sources FHLB 1,023.2 $ — 1,023.2 FRB 331.9 (120.0) 211.9 Contingent Lines at Correspondents 135.0 — 135.0 Total Liquidity $ 2,206.4 $ (120.0) $ 2,086.4 • The Bank has long-established minimum liquidity and diversification requirements using tools similar to large banks such as the Liquidity Coverage Ratio and multi-scenario, long-horizon stress testing • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience and have been reevaluated and updated subsequent to events of the first quarter • Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk • Immediately available funding represented 211% of 9/30/23 estimated uninsured deposits Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above.

HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% AFS Securities Portfolio Agency MBS/CMO 59%GSEs 18% Municipal Bonds 13% SBA 4% Corporate Bonds & Other 5% USTs 1% High-Quality Securities Portfolio Generates Cash Flow Data as of 9/30/23 16 Nasdaq: BMRC $658.8MM $935.1MM Average Yield — 1.94% Approx. Duration — 4.07 Unrealized Losses (after tax) — $67.8 million TCE Bancorp — 8.6% Average Yield — 2.47% Approx. Duration — 5.95 Unrealized Losses (after tax) — $107.0 million TCE Bancorp w/ HTM — 6.1% 1 ($ in millions at Fair Value) ($ in millions at Cost) 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix. ($ in millions at Fair Value)

AOCI and Tangible Equity M ill io ns $373.0 $378.7 $389.0 $398.4 $407.9 $414.6 $416.2 $418.4 $371.0 $341.4 $331.0 $318.4 $334.2 $352.6 $346.8 $341.8 $37.3 $58.0 $80.0 $73.7 $62.0 $69.4 $76.6 35.0% 40.0% 42.0% 40.8% 42.8% 42.5% 42.0% 39.5% 8.8% 8.0% 7.8% 7.5% 8.2% 8.7% 8.6% 8.6% Tangible Equity (net AOCL Impact) Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets Dec 2021 Mar 2022 Jun 2022 Sep 2022 Dec 2022 Mar 2023 Jun 2023 Sep 2023 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 17 Nasdaq: BMRC

Prudent, Sustainable Model for Loan Growth ($ billions) Five-year compound annual loan growth rate: 3.8% 1 1 Compounded annual growth rate from September 30, 2018 to September 30, 2023 2 Includes ARB loan base acquired in Q3 2021 $1.764 $1.843 $2.089 $2.256 $2.093 $2.112 $2.103 $2.087 Non-PPP Loans SBA PPP Loans 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 2 18 Nasdaq: BMRC

Well-diversified Loan Portfolio As of 9/30/23 - No material changes to Q2 2023 19 Nasdaq: BMRC • The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 93% of loans are guaranteed by borrower guarantors • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 89% of loans being guaranteed by borrower guarantors • Since 2001, net charge-offs for all NOO-CRE total $1.2 million • Construction loans represent a small portion of the overall portfolio OO-CRE 17% C&I 8% Consumer 13% Construction 5% NOO-CRE 57% Office 30% Mixed Use 8% Retail 19% Warehouse & Industrial 12% Multi-Family 13% Other, 18% 3Q23 Total Loans 3Q23 Total NOO-CRE Loans $2.1B $1.2B

Non-owner Occupied Office Exposure As of 9/30/23 - No material changes to Q2 2023 20 Nasdaq: BMRC • $364 million in exposure spread across our lending footprint comprised of 142 loans • $2.6 million average loan balance – largest loan at $17.0 million • 56% weighted average loan-to-value and 1.68x weighted average debt-service coverage ratio* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO- CRE loans Marin, 26% Sonoma, 14% San Francisco, 19% Alameda, 7% Sacramento, 6% Napa, 10% Other Bay Area, 14% Other, 4% NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $71.1 million Average Loan Bal: $6.5 million Number of Loans: 11 loans Wtd. Average LTV*: 66% Wtd. Average DCR: 1.07x Average Occupancy: 88% 10 of the 11 properties are low rise buildings, the other is 10 stories. $364MM *Based on the most recent annual review process

NOO-CRE Portfolio Diversified Across Property Types & Geographies As of 9/30/23 - No material changes to Q2 2023 21 Nasdaq: BMRC Retail as of 3Q23 Warehouse & Industrial as of 3Q23 Multi-Family as of 3Q23 Marin, 18% Sonoma, 17% San Francisco, 3% Alameda, 6% Sacramento, 14% Napa, 18% Other Bay Area, 14% Other, 10% Marin, 14% Sonoma, 15% San Francisco, 26% Alameda, 15% Sacramento, 4% Napa, 6% Other Bay Area, 4% Other, 16% Marin, 11% Sonoma, 27% San Francisco, 11% Alameda, 18% Sacramento, 17% Napa, 3% Other Bay Area, 4% Other, 9% $233MM $150MM $143MM Avg. Loan Bal: $2.0MM Largest Bal: $15.0MM # of Loans: 70 Wtd. Avg. LTV*: 52% Avg. Loan Bal: $1.5MM Largest Bal: $11.9MM # of Loans: 103 Wtd. Avg. LTV*: 55% Avg. Loan Bal: $1.7MM Largest Bal: $14.2MM # of Loans: 135 Wtd. Avg. LTV*: 57% *Loan-to-values largely based on appraisal values at origination and loan balances as of 09/30/23

Owner-Occupied CRE Portfolio As of 9/30/23 22 Nasdaq: BMRC Alameda, 14% Marin, 23% Napa, 17% Sacramento, 12% Sonoma, 10% Other, 24% OO CRE by Type as of 3Q23 OO CRE by County as of 3Q23 Office, 18% Industrial, 23% Retail, 7% School, 15% Wine, 10% Church, 7% Gas station/auto, 8% Heath club, 4% Mixed use, 3%Other, 5% Total Balance: $346.3MM # of Loans: 299 Avg. Loan Bal: $1.2MM Largest Loan Bal: $15.8MM Wtd. Avg. LTV*: 44% *Loan-to-value largely based on appraisal values at origination and loan balances as of 09/30/23 $346MM $346MM

Construction Portfolio Concentrated in Lower-Risk Property Segments As of 9/30/23 - No material changes to Q2 2023 23 Nasdaq: BMRC Marin, 8% Sonoma, 1% San Francisco, 47% Alameda, 29% Other Bay Area, 15% Construction by Type as of 3Q23 Construction Portfolio by County as of 3Q23 Multi-family, 65% Self Storage, 10% 1-4 Residential, 24% Land & Ag, 1% Total Balance: $109.3MM Unfunded Commitments: $17.9MM # of Loans: 18 Avg. Loan Bal: $6.1MM Largest Loan Bal: $17.8MM Wtd. Avg. LTV*: 61% $109MM $109MM *Loan-to-value largely based on appraisal values at origination and loan balances as of 09/30/23

Low Refinance Risk in NOO CRE Portfolio through 2024 24 Nasdaq: BMRC # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC Q4 2023 4 $12.6MM $11.6MM 3.80% 1.28x 2024 15 $43.0MM $36.9MM 4.73% 1.66x TOTAL 19 $55.6MM $48.5MM # of loans Commitment Outstanding Balance W.A. Rate Wtd. Avg. DSC Q4 2023 3 $7.2MM $7.2MM 4.76% 1.69x 2024 14 $34.7MM $34.7MM 4.26% 2.01x TOTAL 17 $41.9MM $41.9MM Maturing Loan Commitments > $1.0MM Repricing Loan Commitments > $1.0MM • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2024 • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICE • DSC Assumptions: Current interest rates, fully drawn commercial real estate lines of credit, 25-year amortization

History of Excellent Asset Quality 25 Nasdaq: BMRC • Consistent, robust credit culture and underwriting principles have supported excellent asset quality • Non-accrual loans continue to remain at historically low levels • Net charge-offs have consistently been negligible for the last five years. • Adequate reserves with allowance for credit losses to total loans of 1.16% Non-accrual Loans / Total Loans 0.01% 0.44% 0.37% 0.12% 0.27% 2019 2020 2021 2022 3Q23 Non-accrual Loans / Total Loans Quarterly Progression 0.12% 0.10% 0.10% 0.27% 4Q22 1Q23 2Q23 3Q23

Peer Comparisons Performance Measures (dollars in thousands) BMRC Q3 2023 Peer Median Q3 2023 Percentile BMRC FY 2022 Peer Median FY 2022 Percentile Non-Interest Bearing/Total Deposits 47.69% 30.90% 100.0% 51.47% 36.44% 100.0 % Gross Loan Growth Rate (year-over-year) (3.31) % 4.05% 1.8% (7.23) % 15.72 % NM NPAs/Assets 0.14% 0.19% 57.7% 0.07% 0.21% 70.7 % Efficiency Ratio 72.96% 61.43% 14.4% 54.39% 57.01% 65.4 % Return on Average Assets 0.52% 1.09% 15.7% 1.08% 1.12% 40.0 % Return on Average Equity 4.94% 10.93% 14.0% 11.16% 11.67% 37.2 % Tangible Common Equity/Tangible Assets 8.63% 8.43% 53.9% 8.21% 8.36% 45.5 % Annualized Net Income/FTE (313) $ 63.41 $ 94.94 18.9% $ 148.80 $ 98.90 73.5 % Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of September 30, 2023. 26 Nasdaq: BMRC

6.5% 8.0% 10.0% 5.0% 15.6% 15.6% 16.6% 10.2% 8.6% 6.1% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity *See Reconciliation of Non-GAAP Financial Measures in the Appendix. 27 Nasdaq: BMRC Robust Capital Ratios As of 9/30/23

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures 29 Nasdaq: BMRC (in thousands, unaudited) September 30, 2023 Tangible Common Equity - Bancorp Total stockholders' equity $ 418,618 Goodwill and core deposit intangible (76,850) Total TCE a 341,768 Unrealized losses on HTM securities, net of tax (107,011) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 234,757 Total assets $ 4,035,549 Goodwill and core deposit intangible (76,850) Total tangible assets c 3,958,699 Unrealized losses on HTM securities, net of tax (107,011) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,851,688 Bancorp TCE ratio a / c 8.6 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 6.1 % For further discussion about our non-GAAP financial measures, refer to page 46 of our Form 10-Q under Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations filed with the SEC on November 16, 2023.

Contact Us 30 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com